UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Playa Hotels & Resorts N.V.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PLAYA HOTELS & RESORTS N.V.

Prins Bernhardplein 200

1097 JB Amsterdam, the Netherlands

[●], 2017

Dear Playa Hotels & Resorts N.V. Shareholders:

You are cordially invited to attend the annual general meeting of shareholders (the “AGM”) of Playa Hotels & Resorts N.V. (“Playa” or the “Company”), which will be held on Wednesday, June 21, 2017, at 4:00 p.m. Central European Summer Time (CEST), at the offices of NautaDutilh N.V., Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands.

During the AGM, shareholders will be asked to vote on the adoption of the Dutch Statutory Annual Accounts for fiscal year 2016 of each of Playa Hotels & Resorts B.V (our predecessor) and Porto Holdco B.V. (i.e., the Company under its prior name and legal form) and the discharge from liability for Playa’s directors with respect to the performance of their duties in 2016 (each a “Proposal” and together the “Proposals”).

The enclosed Notice of Annual General Meeting of Shareholders and Proxy Statement contain details regarding each of the Proposals, the AGM and other matters. We encourage you to review these materials carefully.

Thank you for your continued support of Playa. We look forward to seeing you on June 21st.

Very truly yours,

Bruce D. Wardinski

Chairman and Chief Executive Officer

Playa Hotels & Resorts N.V.

The accompanying proxy statement is dated [●], 2017 and is first being mailed to the shareholders of Playa on or about [●], 2017.

PRELIMINARY—SUBJECT TO COMPLETION

Playa Hotels & Resorts N.V.

Prins Bernhardplein 200

1097 JB Amsterdam, the Netherlands

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held June 21, 2017

The Board of Directors of Playa Hotels & Resorts N.V. (“Playa” or the “Company”) is pleased to convene the Company’s annual general meeting of shareholders (the “AGM”), which will be held at the offices of NautaDutilh N.V., Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands on June 21, 2017 at 4:00 p.m. Central European Summer Time (“CEST”), with the following agenda:

1.	Opening

2.	Discussion of the implementation of our compensation policy for the Board of Directors (discussion item)

3.	Discussion of our Dutch Statutory Annual Report for the fiscal year ended December 31, 2016 (the “Annual Report”) (discussion item)

4.	Adoption of the Dutch Statutory Annual Accounts for the fiscal year ended December 31, 2016 for each of Playa Hotels & Resorts B.V. (our predecessor) (the “Playa Accounts”) and Porto Holdco B.V. (i.e., the Company under its prior name and legal form) (the “Porto Holdco Accounts,” and together with the Playa Accounts, the “Annual Accounts”) (voting item)

5.	Discussion of our dividend and reservation policy (discussion item)

6.	Discharge of our directors from liability with respect to the performance of their duties during the fiscal year ended December 31, 2016 (voting item)

These items are presented to our shareholders on an annual basis as a result of our being organized under the laws of the Netherlands. No business will be voted on at the AGM except for the items which are indicated above as being “voting items.” Those voting items have been proposed to the AGM by our Board of Directors.

Please refer to the accompanying proxy statement for further information with respect to the aforementioned voting items. The record date under Dutch law (registratiedatum) for the AGM is May 24, 2017 (the “Record Date”). The Board of Directors has determined that the Company’s shareholders’ register and the register maintained for shares in the Company’s capital by the Company’s U.S. transfer agent are the relevant registers for determining who are entitled to attend and, if relevant, vote at the AGM. Those who are shareholders of the Company on the Record Date, or who otherwise have meeting rights under Dutch law with respect to shares in the Company’s capital on the Record Date, provided in each case that they are registered as such in either of the above-mentioned registers, may attend the AGM and, if relevant, vote at the AGM in person or by proxy. Unless the context requires otherwise, references in this convening notice and in the accompanying proxy statement to “shareholders” refer to the shareholders and others with meeting rights under Dutch law on the Record Date as referred to in the immediately preceding sentence.

Shareholders who wish to attend and, if relevant, vote at the AGM must notify the Company in writing of their identity and intention to attend the AGM no later than 5:59 a.m. CEST on June 20, 2017 (the “Cut-Off Time”), such notice to be sent to the Company’s office at 1560 Sawgrass Corporate Parkway, Suite 310, Fort

Lauderdale, Florida 33323 to the attention of the Company’s Secretary. In addition, proper identification, such as a driver’s license or passport, must be presented at the AGM.

Copies of the Annual Accounts and our Annual Report will be available for inspection by shareholders at our registered offices in the Netherlands, located at Prins Bernhardplein 200, 1097 JB Amsterdam, the Netherlands. Such copies will be available for inspection from the date of this notice until the close of our AGM. The proxy materials, including the aforementioned copies, will be posted on www.proxyvote.com and on the Company’s website, www.playaresorts.com.

Attendance at the AGM is limited to shareholders, Company management and Company advisors. Registration will begin at 3:00 p.m. CEST and the AGM will begin at 4:00 p.m. CEST. Each shareholder desiring to attend MUST bring proof of share ownership as of the Record Date along with a valid form of identification. Examples of proof of share ownership include voting instruction statements from a broker or bank. In addition, you should register with the Company beforehand to indicate your plan to attend as described above. Failure to comply with these requirements may preclude you from being admitted to the AGM.

It is important that your shares be represented at the AGM regardless of whether you plan to attend in person. If you do not expect to attend the AGM in person, you may vote your shares after the Record Date but no later than the Cut-Off Time by (i) voting online at www.proxyvote.com, (ii) voting by telephone by following the “Vote by Phone” instructions on the proxy card, or (iii) marking, signing, dating and returning the accompanying proxy card accordingly for all of the shares you may vote. If you will be present at the AGM in person and have also provided a proxy or voted online or by telephone, you may revoke your proxy prior to the Cut-Off Time and vote in person at the AGM.

If you wish to vote the shares you beneficially own through a bank, broker, trust company or other nominee in person at the AGM or by proxy, you must first obtain a signed “legal proxy” from the bank, broker, trust company or other nominee through which you beneficially own your Playa shares.

By Order of the Board of Directors,

Bruce D. Wardinski

Chairman and Chief Executive Officer

Amsterdam, the Netherlands

[●], 2017

PLAYA HOTELS & RESORTS N.V.

Prins Bernhardplein 200

1097 JB Amsterdam, the Netherlands

PROXY STATEMENT

ABOUT THE 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS

WHY HAVE I RECEIVED THESE MATERIALS?

You are receiving this proxy statement because you were a shareholder or beneficial owner of shares in capital of Playa Hotels & Resorts N.V. (“Playa” or the “Company”) on the Record Date (as defined below) for Playa’s 2017 annual general meeting of shareholders (the “AGM”). These materials are being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Playa (the “Board”) for use at our AGM. This proxy statement and the accompanying proxy card are first being made available to you on or about [●], 2017.

WHEN AND WHERE WILL THE AGM BE HELD?

The AGM will held at the offices of NautaDutilh N.V., Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands, on June 21, 2017 at 4:00 p.m. Central European Summer Time (“CEST”) for the purpose of discussing and, where relevant, voting on the agenda items described in this proxy statement.

WHICH NON-VOTING ITEMS WILL BE DISCUSSED?

The following agenda items will be discussed at the AGM, but will not be voted on:

1.	Implementation of our compensation policy for the Board, which has been outlined in our Dutch Statutory Annual Report for the fiscal year ended December 31, 2016

2.	Our Dutch Statutory Annual Report for the fiscal year ended December 31, 2016, which has been made available for inspection in accordance with applicable law

3.	Discussion of our dividend and reservation policy, which is not to distribute any profits in the near future and to add any such profits to the Company’s reserves for purposes such as funding the development and expansion of the Company’s business, making future investments, financing capital expenditures and enhancing the Company’s liquidity position (if and when the Company does intend to distribute a dividend, such dividend may be distributed in the form of cash only or shares only, through a combination of the foregoing (cash and shares) or through a choice dividend (cash or shares), in each case subject to applicable law)

WHAT AM I VOTING ON?

You will be voting on the following matters proposed by the Board:

1.	Adoption of the Dutch Statutory Annual Accounts for the fiscal year ended December 31, 2016 for each of Playa Hotels & Resorts B.V. (our predecessor) (the “Playa Accounts”) and Porto Holdco B.V. (i.e., the Company under its prior name and legal form) (the “Porto Holdco Accounts,” and together with the Playa Accounts, the “Annual Accounts”); and

2.	Discharge of our directors from liability with respect to the performance of their duties during the fiscal year ended December 31, 2016 (each a “Proposal” and collectively, the “Proposals”).

WHAT VOTE IS REQUIRED TO ADOPT EACH OF THE PROPOSALS?

Each Proposal requires the affirmative vote of a simple majority of the valid votes cast at the AGM. A quorum of at least one-third of the issued and outstanding share capital is separately required for the adoption of each Proposal. If a quorum of at least one-third of the issued and outstanding share capital is not present or represented with respect to any Proposal, such Proposal cannot be validly adopted at the AGM. References to shares being “outstanding” are to shares that form part of the Company’s issued share capital which are not held by the Company itself or by a subsidiary of the Company.

Dutch law and the Company’s articles of association provide that voting abstentions or blank votes will count for the purpose of determining whether a quorum is present at the AGM but will not count for the purpose of determining the number of votes cast. “Broker non-votes” (as described below) will not count as shares present at the AGM or for the purpose of determining the number of votes cast.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board unanimously recommends that the Playa shareholders vote “FOR” the adoption of the Annual Accounts and “FOR” the discharge of Playa’s directors from liability with respect to the performance of their duties during fiscal year ended December 31, 2016.

WHO IS ENTITLED TO VOTE AND HOW MANY VOTES DO THEY HAVE?

Dutch law provides that the record date for the AGM must be 28 days prior to the date of the AGM; thus, the record date is May 24, 2017 (the “Record Date”). The Board has determined that the Company’s shareholders’ register and the register maintained for shares in the Company’s capital by the Company’s U.S. transfer agent are the relevant registers for determining who are entitled to attend and, if relevant, vote at the AGM. Those who are shareholders of the Company on the Record Date, or who otherwise have meeting rights under Dutch law with respect to shares in the Company’s capital on the Record Date, provided in each case that they are registered as such in either of the above-mentioned registers, may attend the AGM and, if relevant, vote at the AGM in person or by proxy. Unless the context requires otherwise, references in this proxy statement to “shareholders” refer to the shareholders and others with meeting rights under Dutch law on the Record Date as referred to in the immediately preceding sentence.

As of the close of business on [●], 2017 (the last practicable date prior to the Record Date and the mailing of the proxy statement), there were [●] Playa shares outstanding and entitled to vote. Each Playa share carries the right to cast one vote on each Proposal. Shareholders do not have cumulative voting rights.

HOW DO I VOTE BEFORE THE AGM?

If you are a registered shareholder, meaning that you hold your shares through an account with our transfer agent, Computershare, you can vote by mail, by completing, signing and returning the accompanying proxy card or you may vote online at www.proxyvote.com or by telephone by following the “Vote by Phone” instructions on the proxy card.

If you are a beneficial owner of Playa shares and hold your shares through a bank, broker, trust company or other nominee (“street name”), the relevant institution will send you instructions describing the procedure for instructing the relevant institution as to how to vote the Playa shares you beneficially own. If you wish to vote the Playa shares you beneficially own directly either in person at the AGM or by proxy, you must first obtain a signed “legal proxy” from the bank, broker, trust company or other nominee through which you beneficially own your Playa shares.

Given the time of the meeting in the Netherlands, in order for your mailed, telephonic or online vote to be counted, it must be received on or before 5:59 a.m. CEST on June 20, 2017 (the “Cut-Off Time”). The official electronic voting results will be those reported by our vote tabulator, Broadridge, in its final report to be provided promptly following the Cut-Off Time. Proxies delivered or votes received online or by telephone after the Cut-Off Time shall be disregarded.

MAY I VOTE AT THE AGM?

You may vote your shares at the AGM if you attend in person. Even if you plan to attend the AGM, we encourage you to vote your shares by proxy or online.

IF YOU PLAN TO ATTEND IN PERSON:

Attendance at the AGM is limited to shareholders, Company management and Company advisors. Registration will begin at 3:00 p.m. CEST and the AGM will begin at 4:00 p.m. CEST. Each shareholder desiring to attend MUST bring proof of share ownership as of the Record Date along with a valid form of identification. Examples of proof of share ownership include voting instruction statements from a broker or bank. In addition, you should register with the Company beforehand to indicate your identity and your plan to attend. Such registration must be made to the Company in writing (such notice to be sent to the Company’s office at 1560 Sawgrass Corporate Parkway, Suite 310, Fort Lauderdale, Florida 33323 to the attention of the Company’s Secretary) prior to the Cut-Off Date. Failure to comply with these requirements may preclude you from being admitted to the AGM.

CAN I CHANGE MY MIND AFTER I VOTE?

You may change your vote at any time before the Cut-Off Time. You may revoke your proxy prior to the Cut-Off Time (1) by giving written notice to David Camhi, Secretary, Playa Hotels & Resorts N.V., 1560 Sawgrass Corporate Parkway, Suite 310, Fort Lauderdale, Florida, 33323, (2) by submitting a properly signed proxy card with a later date, or (3) by voting in person at the AGM.

WHAT IF I RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

Proxies that are signed and returned prior to the Cut-Off Time but do not contain instructions will be voted “FOR” each Proposal.

WHAT HAPPENS IF I FAIL TO VOTE OR ABSTAIN FROM VOTING?

If you do not exercise your vote because you do not submit a properly executed proxy card to the Company, and do not vote over the Internet or by telephone, in accordance with the instructions contained in this proxy statement in a timely fashion or by failing to attend the AGM to vote in person or fail to instruct your broker, bank, trust company or other nominee how to vote on a non-routine matter (a “failure to vote”), it will have no effect on the Proposal. If you mark your proxy or voting instructions expressly to abstain or to cast a “blank vote” for any Proposal, it will also have no effect on such Proposal. If you do not give instructions to your broker, bank, trust company or other nominee, such broker, bank, trust company or other nominee will nevertheless be entitled to vote your shares in its discretion on routine matters and may give or authorize the giving of a proxy to vote the Playa shares in its discretion on such matters. For the avoidance of doubt, if a Playa shareholder returns a properly executed proxy card in a timely fashion without indicating how to vote on one or more of the Proposals (and without indicating expressly to abstain or to cast a “blank vote”), the Playa shares represented by such proxy will count for the purposes of determining the presence of a quorum with respect to such Proposal(s), will be voted in favor of each such Proposal in accordance with the recommendation of the Board, and it will not be considered a failure to vote.

IF MY SHARES ARE HELD IN STREET NAME BY MY BROKER, WILL MY BROKER AUTOMATICALLY VOTE MY SHARES FOR ME?

If you hold your shares in street name, your broker, bank, trust company or other nominee cannot vote your shares on non-routine matters without instructions from you. Each of the Proposals is considered a non-routine matter. You should therefore instruct your broker, bank, trust company or other nominee as to how to vote your Playa shares, following the directions from your broker, bank, trust company or other nominee provided to you. Please check the voting form used by your broker, bank, trust company or other nominee.

If you do not provide your broker, bank, trust company or other nominee with instructions and your broker, bank, trust company or other nominee submits an unvoted proxy with respect to a Proposal (because it is non-routine), this will be considered to be a “broker non-vote” and your shares will not be counted for purposes of determining the presence of a quorum with respect to that Proposal.

Beneficial owners of Playa shares held through a broker, bank, trust company or other nominee may not vote the underlying shares at the AGM, unless they first obtain (where appropriate, through the relevant broker, bank, trust company or other nominee) a signed “legal proxy” from the bank, broker, trust company or other nominee through which you beneficially own your Playa shares.

WHAT HAPPENS IF I TRANSFER MY PLAYA SHARES BEFORE THE AGM?

The Record Date for the AGM is earlier than the date of the AGM. If you transfer your Playa shares after the Record Date, you will retain your right to attend and vote at the AGM.

WHO WILL BEAR THE EXPENSE OF SOLICITING PROXIES?

We will bear the cost of preparing and mailing proxy materials as well as the cost of soliciting proxies and will reimburse banks, brokerage firms, custodians, nominees and fiduciaries for their expenses in sending proxy materials to the beneficial owners of our shares. The solicitation of proxies by the Board will be conducted by mail and also through the Internet. In addition, certain members of the Board, as well as our officers and regular employees may solicit proxies in person, by facsimile, by telephone or by other means of electronic communication.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the close of business on [●], 2017 (the last practicable date prior to May 24, 2017, the Record Date, and the mailing of the proxy statement), there were [●] Playa shares outstanding and entitled to vote. Each Playa share carries the right to cast one vote on each Proposal. Shareholders do not have cumulative voting rights.

Security Ownership by Certain Beneficial Owners and Management

The table below sets forth certain information, as of May 10, 2017, with respect to the shares beneficially owned by:

•	each person known by us to own beneficially 5% or more of our outstanding shares;

•	each director;

•	each of our named executive officers; and

•	all directors and executive officers as a group.

Unless otherwise indicated, the address of each person named below is c/o Playa Hotels & Resorts N.V, Prins Bernhardplein 200, 1097 JB Amsterdam, the Netherlands.

	Beneficial Ownership
Beneficial Owner	Number of Shares of Company	Percentage of All Shares(1)
Executive Officers and Directors
Bruce D. Wardinski	1,753,050	1.69%
Alexander Stadlin	0	0%
Larry Harvey	0	0%
Kevin Froemming	0	0%
David Camhi	5,181	0.01%
Stephen G. Haggerty	0	0%
Daniel J. Hirsch	0	0%
Hal Stanley Jones	0	0%
Stephen L. Millham	0	0%
Arturo Sarukhan	0	0%
Elizabeth Lieberman	0	0%
Karl Peterson(4)(9)	300,000	0.29%
Tom Klein	155,445	0.15%
Paul Hackwell	0	0%
All executive officers and directors as a group (14 persons)	2,213,676	2.14%
Other 5% Shareholders
Cabana Investors B.V.(5)	28,358,322	27.41%
Playa Four Pack, L.L.C.(6)	1,810,358	1.75%
HI Holdings Playa B.V.(7)	11,969,741	11.57%
PHR Investments S.à r.l.(8)	5,972,955	5.77%
TPG Pace Sponsor, LLC (formerly, TPACE Sponsor Corp.)(9)	7,340,000	7.09%

(1)	Based on 103,464,186 Playa shares outstanding.
(2)	Mr. Hirsch’s address is c/o Playa Hotels & Resorts N.V., 3950 University Drive, Suite 301, Fairfax, Virginia 22030.
(3)	Mr. Millham’s address is c/o Playa Hotels & Resorts N.V., 3950 University Drive, Suite 301, Fairfax, Virginia 22030.
(4)	Shares are held through Peterson Capital Partners, LP. Does not include any shares Mr. Peterson may be deemed to hold indirectly through TPG Pace Sponsor, LLC. See Note 9 below.

(5)	The sole owner of Cabana Investors B.V. is Coöperatieve Cabana U.A. The sole owners of Coöperatieve Cabana U.A. are Farallon Capital Partners, L.P., Farallon Capital Institutional Partners, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Institutional Partners III, L.P. and Farallon Capital Offshore Investors II, L.P. (collectively, the “Cabana Farallon Funds”). Farallon Partners, L.L.C. (“FP”) is the general partner of each of the Cabana Farallon Funds and may be deemed to beneficially own shares indirectly owned by each of the Cabana Farallon Funds. As managing members of FP with the power to exercise investment discretion, each of Philip D. Dreyfuss, Michael B. Fisch, Richard B. Fried, David T. Kim, Monica R. Landry, Michael G. Linn, Ravi K. Paidipaty, Rajiv A. Patel, Thomas G. Roberts, Jr., William Seybold, Andrew J. M. Spokes, John R. Warren and Mark C. Wehrly (collectively, the “Farallon Managing Members”) may be deemed to beneficially own the shares indirectly owned by each of the Cabana Farallon Funds. Each of FP, the Farallon Managing Members, Coöperatieve Cabana U.A. and the Cabana Farallon Funds disclaims beneficial ownership of the shares held by Cabana Investors B.V. All of the entities and individuals identified in this footnote disclaim group attribution. Cabana Investors B.V.’s address is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 2100, San Francisco, CA 94111.
(6)	The sole owners of Playa Four Pack, L.L.C. are Farallon Capital Partners, L.P., Farallon Capital Institutional Partners, L.P. and Farallon Capital Institutional Partners III, L.P. (collectively, the “Four Pack Farallon Funds”). FP is the general partner of each of the Four Pack Farallon Funds and may be deemed to beneficially own the shares owned by each of the Four Pack Farallon Funds. As managing members of FP with the power to exercise investment discretion, each of the Farallon Managing Members may be deemed to beneficially own the shares indirectly owned by each of the Four Pack Farallon Funds. Each of FP, the Farallon Managing Members and the Four Pack Farallon Funds disclaims beneficial ownership of the shares held by Playa Four Pack, L.L.C. All of the entities and individuals identified in this footnote disclaim group attribution. Playa Four Pack, L.L.C.’s address is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 2100, San Francisco, CA 94111.
(7)	HI Holdings Playa B.V. is an indirect wholly-owned subsidiary of Hyatt. Hyatt and each of AIC Holding Co., Hyatt International Corporation and Hyatt International Holdings Co., each a direct or indirect wholly-owned subsidiary of Hyatt, may be deemed to beneficially own shares to be held by HI Holdings Playa B.V.
(8)	PHR Investments S.à r.l.’s address is 13, rue Edward Steichen (1st floor), L—2540 Luxembourg, Grand Duchy of Luxembourg.
(9)	The sole members of TPG Pace Sponsor, LLC are Mr. Peterson and TPG Holdings III, L.P., whose general partner is TPG Holdings III-A, L.P., whose general partner is TPG Holdings III-A, Inc., whose sole shareholder is TPG Group Holdings (SBS), L.P., whose general partner is TPG Group Holdings (SBS) Advisors, LLC, whose sole member is TPG Group Holdings (SBS) Advisors, Inc., whose sole shareholders are David Bonderman and James G. Coulter. Messrs. Bonderman, Coulter and Peterson disclaim beneficial ownership of the securities held by TPG Pace Sponsor, LLC except to the extent of their pecuniary interest therein. The number of shares reported in respect of TPG Pace Sponsor, LLC in the table above does not include any other shares Messrs. Bonderman, Coulter and Peterson may directly or indirectly hold. The address of each of TPG Pace Sponsor, LLC, TPG Group Holdings (SBS) Advisors, Inc. and Messrs. Bonderman, Coulter and Peterson is c/o TPG Global, LLC, 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102.

Change of Control of the Company

On March 11, 2017, the Company consummated a business combination (the “Business Combination”) which replicated the economics of a merger of Playa Hotels & Resorts B.V., a Dutch private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) (“Playa B.V.”), and Pace Holdings Corp., a Cayman Islands exempted company (“Pace”). In connection with the Business Combination, the Company issued (i) shares and warrants to the former shareholders of Pace in exchange for all of such shareholders’ equity in Pace, (ii) shares and warrants to the former shareholders of Playa B.V. in connection with Playa B.V.’s merger with and into the Company, and (iii) shares to certain parties in exchange for cash in two separate private placement transactions. Immediately after the consummation of the Business Combination, the Company was owned (I) 7% by TPG Pace Sponsor, LLC, a Cayman Islands limited liability company, a former shareholder of Pace and the former sponsor of Pace (“Pace Sponsor”), (II) 29% by Cabana Investors B.V., a Dutch private company with limited liability, and Playa Four Pack, L.L.C., a Delaware limited liability company, collectively (“Cabana”), a former shareholders of Playa B.V., and (III) 12% by HI Holdings Playa B.V., a Dutch private company with limited liability (“HI Holdings Playa”), and a former shareholder of Playa B.V.

On March 10, 2017, in connection with the closing of the Business Combination, the Company, Pace Sponsor, HI Holdings Playa and Cabana entered into a shareholders’ agreement. The shareholders’ agreement provides that the Board, as of the closing of the Business Combination, is comprised of ten directors, consisting of nine non-executive directors and Bruce D. Wardinski, as the executive director and the initial CEO. As of the closing of the Business Combination, three of the non-executive directors, Thomas Klein, Paul Hackwell and Karl Peterson, were designated by Pace Sponsor (and Thomas Klein is not employed by, and does not have any other material financial relationship with, the Pace Sponsor or any of its affiliates) (each, a “Pace Director”), two of the non-executive directors, Daniel Hirsch and Stephen Millham, were designated by Cabana (each, a “Cabana Director”), and one non-executive director, Stephen Haggerty, was designated by HI Holdings Playa (the “Hyatt Director”).

Under the shareholders’ agreement, after the expiration of the initial one-year term, Pace Sponsor, HI Holdings Playa and Cabana will have certain rights to designate directors to the Company Board.

•	Pace Directors: Pace Sponsor will have the right to designate (i) three directors to the Board for as long as Pace Sponsor holds more than 7,500,000 of our shares, (ii) two directors to the Board for as long as Pace Sponsor holds 7,500,000 or fewer but more than 5,625,000 of our shares, and (iii) one director to the Board for as long as Pace Sponsor holds 5,625,000 or fewer but more than 3,750,000 of our shares.

•	Hyatt Director: HI Holdings Playa will have the right to designate one director to the Board for as long as HI Holdings Playa holds more than 7,500,000 of our shares.

•	Cabana Directors: Cabana will have the right to designate (i) two directors to the Board for so long as Cabana holds more than 15,000,000 of our shares and (ii) one director to the Board for so long as Cabana holds 15,000,000 or fewer but more than 7,500,000 of our shares.

Communications with Directors; Website Access to Our Corporate Documents

Shareholders or other interested parties can contact any director or committee of the Board by directing correspondence to David Camhi, Secretary, Playa Hotels & Resorts N.V., 1560 Sawgrass Corporate Parkway, Suite 310, Fort Lauderdale, Florida 33323, the United States of America. Comments or complaints relating to the Company’s accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee.

Our Internet address is www.playaresorts.com. Our Code of Conduct and the charters of the Board committees are available on our website. We will also furnish printed copies of such information free of charge upon written request to our Investor Relations department.

We file Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K with the Securities and Exchange Commission (“SEC”). We also file the Annual Accounts and our Dutch Statutory Annual Reports with the Dutch trade registry.

These reports are available free of charge through our website as soon as reasonably practicable after they are filed with the respective agency. We may from time to time provide important disclosures to investors by posting them in the investor relations section of our website, as allowed by SEC rules. Materials we file with the SEC may also be read and copied at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549, the United States of America. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website at www.sec.gov that contains reports, proxy and information statements, and other information regarding our Company that we file electronically with the SEC.

MATTERS TO BE VOTED ON

Item 1. Adoption of Annual Accounts

At the AGM, as required under Dutch law and the Company’s articles of association, our shareholders will be asked to adopt the Annual Accounts. The Playa Accounts have been prepared in accordance with International Financial Reporting Standards as adopted by the European Union on a consolidated basis and prepared under Dutch GAAP on a standalone basis and the Porto Holdco Accounts have been prepared under Dutch GAAP. The Annual Accounts do not represent consolidated financial statements of the Company and subsidiaries for the year ended December 31, 2016 that were prepared in accordance with U.S. generally accepted accounting principles. Companies domiciled in the United States are not generally required to obtain shareholder adoption of annual accounts.

The Company was incorporated on December 9, 2016 as a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) under the name Porto Holdco B.V. Prior to the consummation of the Business Combination, Porto Holdco B.V. was converted to a Dutch public limited liability company (naamloze vennootschap) and changed its name to Porto Holdco N.V. The merger of Playa B.V. with and into the Company (as part of the Business Combination) had retroactive effect for accounting purposes, meaning that the financial information pertaining to Playa B.V. shall be incorporated in the annual accounts and other financial reporting of the Company as of January 1, 2017. Consequently, the financial information pertaining to the Company and Playa B.V. must be reported separately for the fiscal year ended December 31, 2016 (even though, during the fiscal year 2016, the Company had no operational activities).

As required under Dutch law, our shareholders will be asked to adopt the Playa Accounts and the Porto Holdco Accounts. This voting item will pertain to the adoption of the Playa Accounts and the adoption of the separate Porto Holdco Accounts in a single voting item.

A copy of the Annual Accounts is available free of charge under the “Other Documents” section of our website at www.investors.playaresorts.com and at our registered office in the Netherlands at Prins Bernhardplein 200 1097 JB Amsterdam, the Netherlands.

The affirmative vote of a simple majority of the valid votes cast at the AGM is required to adopt the Annual Accounts. In addition, a quorum of at least one-third of the issued and outstanding share capital is required for the adoption of this proposal. Under Dutch law and the Company’s articles of association, shares abstaining from voting will not count as votes cast at the AGM, but will count as shares present. Broker non-votes will not count as shares present at the AGM or for the purpose of determining the number of votes cast.

The Board recommends that shareholders vote “FOR” the adoption of the Annual Accounts, and proxies executed and returned will be so voted unless contrary instructions are indicated thereon.

Item 2. Discharge of our directors from liability with respect to the performance of their duties during the fiscal year ended December 31, 2016

At the AGM our shareholders will also be asked to grant a discharge to the directors of the Company from their liability with respect to the performance of their duties as director of the Company during 2016. The scope of the discharge extends to the facts that are apparent from the Annual Accounts or Annual Reports, and facts that are otherwise known to the general meeting of shareholders.

The affirmative vote of a simple majority of the valid votes cast at the AGM is required to grant the discharge to the directors. In addition, a quorum of at least one-third of the issued and outstanding share capital is required for the adoption of this proposal. The same rules relating to abstentions, broker non-votes or blank votes as mentioned above under voting Item 1 also apply to this voting item.

The Board recommends that shareholders vote “FOR” the granting of discharge to the directors, and proxies executed and returned will be so voted unless contrary instructions are indicated thereon.

OTHER PROXY MATTERS

Information About Our 2018 Annual General Meeting: Shareholder Proposals and Shareholder Access

Because the Company is a Dutch public limited company whose shares are traded on a U.S. securities exchange, both U.S. and Dutch rules and time frames apply if shareholders wish to submit a proposal for consideration by Playa shareholders at the 2018 annual general meeting of shareholders. Under Dutch law and the Company’s articles of association, if a shareholder is interested in submitting a proposed agenda item or a proposed resolution within the authority of shareholders to be presented at the 2018 annual general meeting of shareholders, the shareholder must fulfill the requirements set forth in Dutch law and the Company’s articles of association, including satisfying both of the following criteria:

•	the Company must receive the proposed agenda item (supported by reasons) or proposed resolution in writing or by electronic means no later than 60 days before the date of the 2018 annual general meeting of shareholders (which date has not yet been declared by the Board); and

•	the number of shares held by the shareholder, or group of shareholders, submitting the proposed agenda item or proposed resolution represent at least 3% of the Company’s issued share capital.

Under the Dutch Corporate Governance Code, if shareholders intend to request that an item be put on the agenda as described above that may result in a change in the Company’s strategy, for example as a result of the dismissal of one or several Board members, the Board should be given the opportunity to invoke a reasonable period of up to 180 days during which to respond to such request. If invoked, the Board should use the response time for further deliberation and constructive consultation, in any event with the relevant shareholder(s) requesting the agenda item, and the Board should explore the alternatives. At the end of the response time, the Board should report on this consultation and the exploration to the shareholders meeting. A response time may be stipulated only once for any given shareholders meeting and should not apply to an item in respect of which the response time had been previously stipulated, or to meetings where a shareholder holds at least 75% of the issued capital as a consequence of a successful public bid.

Consistent with established Dutch law and the Company’s articles of association, executive directors and non-executive directors are appointed by the general meeting from a binding nomination proposed by the Board. The proposed candidate specified in a binding nomination shall be appointed provided that the requisite quorum is present or represented at the general meeting, unless the nomination is overruled by the general meeting voting against the appointment of the candidate by a resolution adopted with at least a simple majority of the votes cast, provided that such votes represent more than 50% of the Company’s issued share capital.

Pursuant to U.S. federal securities laws, if a shareholder wishes to have a proposed agenda item or a proposed resolution within the authority of shareholders included in the Company’s proxy statement for the 2018 annual general meeting of shareholders, then in addition to the above requirements, the shareholder also needs to follow the procedures outlined in Rule 14a-8 of the Exchange Act. If you wish to submit a proposal intended to be presented at our 2018 annual general meeting of shareholders pursuant to Rule 14a-8, your proposal must be received by us no later than [●], 2018, and must otherwise comply with the requirements of Rule 14a-8 and Dutch law in order to be considered for inclusion in the 2018 proxy statement and proxy.

Any proposed agenda item or proposed resolution within the authority of shareholders under the Company’s articles of association or pursuant to Rule 14a-8 for our 2018 annual general meeting of shareholders should be sent to our registered office in the Netherlands at the following address:

Prins Bernhardplein 200

1097 JB Amsterdam, the Netherlands

The Right of Shareholders to Request a Shareholder Meeting

Under Dutch law and the Company’s articles of association, shareholder meetings can be convened at the request of shareholders with due observance of article 2:110 of the Dutch Civil Code, which is the article that addresses this subject under Dutch law. That provision of Dutch law provides that only one or more shareholders representing at least ten percent (10%) of the issued share capital may make a request to the Board to convene a meeting within six weeks and also provides a procedure to approach the Dutch court in preliminary relief proceedings in Amsterdam, if the Board fails to call such a meeting. The provisions under the Dutch Corporate Governance Code relating to invoking a response time, as described above, apply mutatis mutandis if shareholders request the convening of a shareholders meeting.

Shareholders Sharing the Same Address

The Company is sending only one copy of its proxy statement to shareholders who share the same address, unless they have notified the Company that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you received householded mailing this year and you would like to have additional copies of the Company’s proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to David Camhi, Secretary, Playa Hotels & Resorts N.V., 1560 Sawgrass Corporate Parkway, Suite 310, Fort Lauderdale, Florida, 33323 or by phone at 1-866-540-7095. You may also contact the Company if you received multiple copies of the annual general meeting materials and would prefer to receive a single copy in the future.

Other Matters

The Dutch Civil Code does not permit any business to be voted on at the AGM other than that stated in the notice of meeting unless the matter is unanimously approved by all votes cast and all issued shares are present or represented at the AGM.

PLAYA HOTELS    & RESORTS N.V. Prins Bernhardplein 200 1097 JB Amsterdam, The Netherlands Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON     A1A 1A1 1 OF 1 1 2 2345678 1234567 2345678 1234567 2345678 1234567 234567 VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:59 A.M. Central European Summer Time on June 20, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 5:59 P.M. Central European Summer Time on June 20, 2017. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 CONTROL #    NAME THE COMPANY NAME INC. – COMMON SHARES THE COMPANY NAME INC.—CLASS A123,456,789,012.12345 THE COMPANY NAME INC.—CLASS B123,456,789,012.12345 THE COMPANY NAME INC.—CLASS C123,456,789,012.12345 THE COMPANY NAME INC.—CLASS D123,456,789,012.12345 THE COMPANY NAME INC.—CLASS E123,456,789,012.12345 THE COMPANY NAME INC.—CLASS F123,456,789,012.12345 THE COMPA N Y NAME INC.—401 K123,456,789,012.12345 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: PAGE 1 OF 2 xTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. JOB # Signature [PLEASE SIGN WITHIN BOX] Signature (Joint Owners) Date SHARES CUSIP # SEQUENCE # Date 0000338736_1    R1.0.1.15with to

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement is available at www.proxyvote.com The undersigned hereby appoints David Camhi and Bruce Wardinski, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Playa Hotels & Resorts N.V. which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual General Meeting of Shareholders of the Company to be held on June 21, 2017 or any adjournment thereof, with all powers which the undersigned would possess if present at the Annual General Meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PLAYA HOTELS & RESORTS N.V. PROXY Continued and to be signed on reverse side 0000338736_2    R1.0.1.15paul ven der biji Niek de kort indipendent deputy civil law noteies working with Nauta Dutilh N.V